Exhibit 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


             As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated May 27, 1993 included in Thermo Electron Corporation MoneyMatch Plus Plan's Annual Report on Form 11-K for the year ended December 31, 1992.



        ARTHUR ANDERSEN & CO.



        Boston, Massachusetts